Exhibit 10.2

Execution Version

TACO BELL FUNDING, LLC,

as Issuer

and

CITIBANK, N.A.,

as Trustee and Series  2021-1 Securities Intermediary

SERIES 2021-1 SUPPLEMENT

Dated as of August  19, 2021

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of August  19, 2021

$900,000,000 Series  2021-1 1.946% Fixed Rate Senior Secured Notes, Class  A-2-I

$600,000,000 Series  2021-1 2.294% Fixed Rate Senior Secured Notes, Class  A-2-II

$750,000,000 Series  2021-1 2.542% Fixed Rate Senior Secured Notes, Class  A-2-III

Table of Contents

i

ANNEXES

Annex A	Series 2021-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	Form of Rule 144A Global Series 2021-1 Class A-2 Note
Exhibit A-1-2	Form of Temporary Regulation S Global Series 2021-1 Class A-2 Note
Exhibit A-1-3	Form of Permanent Regulation S Global Series 2021-1 Class A-2 Note
Exhibit B-1	Form of Transferee Certificate – Series 2021-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-2	Form of Transferee Certificate – Series 2021-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-3	Form of Transferee Certificate – Series 2021-1 Class A-2 Notes, Regulation S to Rule 144A

ii

SERIES 2021-1 SUPPLEMENT, dated as of August  19, 2021 (this “Series  Supplement”), by and between TACO BELL FUNDING, LLC, a Delaware limited liability company, as the issuer (the “Issuer”), and CITIBANK, N.A., a national banking association, as the trustee (in such capacity, the “Trustee”) and as the Series  2021-1 Securities Intermediary (as defined herein), to the Amended and Restated Base Indenture, dated as of August  19, 2021, by and between the Issuer and Citibank, N.A., as the Trustee and as the Securities Intermediary (as the same may be amended, restated, supplemented or otherwise modified from time to time, exclusive of Series  Supplements (as defined therein), the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series  Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series  of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series  of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series  of Notes to be issued pursuant to the Base Indenture and this Series  Supplement, and such Series  of Notes shall be designated as Series  2021-1 Notes. On the Series  2021-1 Closing Date, the Series  2021-1 Fixed Rate Senior Secured Notes, Class  A-2 (as referred to herein, the “Series  2021-1 Class  A-2 Notes”) shall be issued in three (3)  Tranches: (i)  $900,000,000 initial outstanding principal amount of Series  2021-1 1.946% Fixed Rate Senior Secured Notes, Class  A-2-I (as referred to herein, the “Series  2021-1 Class  A-2-I Notes”), (ii)  $600,000,000 initial outstanding principal amount of Series  2021-1 2.294% Fixed Rate Senior Secured Notes, Class  A-2-II (as referred to herein, the “Series  2021-1 Class  A-2-II Notes”) and (iii)  $750,000,000 initial outstanding principal amount of Series  2021-1 2.542% Fixed Rate Senior Secured Notes, Class  A-2-III (as referred to herein, the “Series  2021-1 Class  A-2-III Notes”).

For purposes of the Base Indenture, the Series  2021-1 Class  A-2 Notes shall be deemed to be “Senior Notes”.

Article  I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series  2021-1 Supplemental Definitions List attached hereto as Annex A (the “Series  2021-1 Supplemental Definitions List”) as such Series  2021-1 Supplemental Definitions List may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section  or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series  Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series  2021-1 Notes and not to any other Series  of Notes issued by the Issuer.

Article  II

[RESERVED]

Article  III

SERIES 2021-1 ALLOCATIONS; PAYMENTS

With respect to the Series  2021-1 Notes only, the following shall apply:

Section  3.1            Allocations with Respect to the Series  2021-1 Notes. On the Series  2021-1 Closing Date, net proceeds from the initial sale of the Series  2021-1 Class  A-2 Notes will be deposited into the Senior Notes Interest Reserve Accounts in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount as of the Series  2021-1 Closing Date (which will be after giving effect to the amount available on deposit in the Senior Notes Interest Reserve Accounts allocated to the Series  2016-1 Class  A-2-II Notes and Series  2018-1 Class  A-2-I Notes , each of which will be repaid in full on the Series  2021-1 Closing Date). The remainder of the net proceeds from the sale of the Series  2021-1 Notes will be paid to, or at the direction of, the Issuer.

Section  3.2            Application of Collections on Weekly Allocation Dates to the Series  2021-1 Notes; Quarterly Payment Date Applications. On or prior to 4:30 p.m.  (New York City time) on the Business Day preceding each Weekly Allocation Date or, if such Weekly Allocation Date is earlier than the last Business Day of the calendar week following the calendar week in which the related Weekly Collection Period ends, on or prior to 10:00 a.m.  (New York City time) on the second Business Day preceding such Weekly Allocation Date, as required under the terms of the Management Agreement and the Indenture (provided, that, in each case there will be no more than a single weekly allocation date for any calendar week), the Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which Weekly Manager’s Certificate (or, following the 2021 Springing Amendments Implementation Date, if delivered in accordance with the terms of the Transaction Documents, an Omitted Payable Sums Certification, if applicable and to the extent of the information contained therein) will instruct the Trustee to allocate from the Collection Account all amounts relating to the Series  2021-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Section  3.3            Certain Distributions from Series  2021-1 Class  A-2 Distribution Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section  6.1 of the Base Indenture, remit to the Series  2021-1 Class  A-2 Noteholders from the Series  2021-1 Class  A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account or otherwise, as applicable, pursuant to Section  5.12(a), (h)  or otherwise, as applicable, of the Base Indenture, and deposited in the Series  2021-1 Class  A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series  2021-1 Class  A-2 Notes on such Quarterly Payment Date.

Section  3.4             [RESERVED].

Section  3.5            Series  2021-1 Class  A-2 Interest.

(a)           Series  2021-1 Class  A-2 Notes Interest. From the Series  2021-1 Closing Date until the Series  2021-1 Class  A-2 Outstanding Principal Amount of each Tranche of Series  2021-1 Class  A-2 Notes has been paid in full, the Series  2021-1 Class  A-2 Outstanding Principal Amount of each Tranche of Series  2021-1 Class  A-2 Notes will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal (if any) made to Series  2021-1 Noteholders as of the first day of such Interest Accrual Period, and also giving effect to repurchases and cancellations of Series  2021-1 Class  A-2 Notes during such Interest Accrual Period) at the Series  2021-1 Class  A-2 Note Rate for such Tranche. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i)  on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii)  on such Quarterly Payment Date in accordance with Section  5.12 of the Base Indenture, commencing in November  2021; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series  2021-1 Legal Final Maturity Date, on any Series  2021-1 Prepayment Date with respect to a prepayment in full of such Tranche of the Series  2021-1 Class  A-2 Notes or on any other day on which all of the Series  2021-1 Class  A-2 Outstanding Principal Amount of such Tranche of the Series  2021-1 Class  A-2 Notes is required to be paid in full. To the extent any interest accruing at the Series  2021-1 Class  A-2 Note Rate is not paid when due, such unpaid interest (net of all Debt Service Advances) will accrue interest at the Series  2021-1 Class  A-2 Note Rate for the applicable Tranche of the Series  2021-1 Class  A-2 Notes. All computations of interest at the Series  2021-1 Class  A-2 Note Rate shall be made on a 30/360 Day Basis.

(b)           Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest.

(i)            Post-ARD Contingent Additional Interest. From and after an applicable Series  2021-1 Anticipated Repayment Date, if the Series  2021-1 Final Payment has not been made on any Tranche of Series  2021-1 Class  A-2 Notes, then additional interest (the “Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest”) will accrue on the Series  2021-1 Class  A-2 Outstanding Principal Amount of such Tranche of Series  2021-1 Class  A-2 Notes at an interest rate equal to the rate determined by the Servicer to be the greater of (I)  5.00% per annum and (II)  a per annum rate equal to the amount, if any, by which the sum of the following exceeds the related Series  2021-1 Class  A-2 Note Rate for such Tranche of Series  2021-1 Class  A-2 Notes: (A)  the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the related Series  2021-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10)  years, plus (B)  5.00%, plus (C)  respectively, 1.01% for the Series  2021-1 Class  A-2-I Notes, (ii)  1.15% for the Series  2021-1 Class  A-2-II Notes and (iii)  1.23% for the Series  2021-1 Class  A-2-III Notes (the “Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest Rate”). In addition, regular interest will continue to accrue at the related Series  2021-1 Class  A-2 Note Rate from and after the applicable Series  2021-1 Anticipated Repayment Date. Any Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest will be due and payable on any Quarterly Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.

(ii)           Payment of Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest. Amounts accrued in respect of Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest for each Tranche of Series  2021-1 Class  A-2 Notes will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (I)  on any related Weekly Allocation Date in accordance with the Priority of Payments and (II)  on such Quarterly Payment Date in accordance with Section  5.12 of the Base Indenture, in the amount so available. The failure to pay any Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series  2021-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest shall be due and payable in full on the Series  2021-1 Legal Final Maturity Date, on any Series  2021-1 Prepayment Date with respect to a prepayment in full of the applicable Tranche of Series  2021-1 Class  A-2 Notes or otherwise as part of any Series  2021-1 Final Payment.

(c)           Series  2021-1 Class  A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series  2021-1 Class  A-2 Notes shall commence on (and include) the Series  2021-1 Closing Date and end on (but exclude) November  26, 2021.

Section  3.6            Payment of Series  2021-1 Note Principal.

(a)           Series  2021-1 Notes Principal Payment at Legal Maturity. The Series  2021-1 Class  A-2 Outstanding Principal Amount shall be due and payable on the Series  2021-1 Legal Final Maturity Date. The Series  2021-1 Class  A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section  3.6.

(b)           Series  2021-1 Anticipated Repayment Date. The Series  2021-1 Final Payment is anticipated to occur (x)  with respect to the Series  2021-1 Class  A-2-I Notes, on the Quarterly Payment Date occurring in February  2027, (y)  with respect to the Series  2021-1 Class  A-2-II Notes, on the Quarterly Payment Date occurring in February  2029 and (z)  with respect to the Series  2021-1 Class  A-2-III Notes, on the Quarterly Payment Date occurring in August  2031 (each such date a “Series  2021-1 Anticipated Repayment Date” and collectively, the “Series  2021-1 Anticipated Repayment Dates”).

(c)           Payment of Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts. Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts will be due and payable with respect to each Tranche of Series  2021-1 Class  A-2 Notes in accordance with the definition thereof on any applicable Quarterly Payment Date, commencing on the Quarterly Payment Date occurring in February  2022 and prior to the Series  2021-1 Anticipated Repayment Date, as and when amounts are made available for payment thereof (i)  on any related Weekly Allocation Date in accordance with the Priority of Payments, subject to the terms set forth in the Base Indenture; and (ii)  on such Quarterly Payment Date in accordance with Section  5.12 of the Base Indenture, in the amount so available, and failure to pay any Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts with respect to such Tranche of the Series  2021-1 Class  A-2 Notes in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided, that Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts with respect to such Tranche of Series  2021-1 Class  A-2 Notes shall be due and payable on a Quarterly Payment Date only if the Series  2021-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further, that to the extent the Series  2021-1 Non-Amortization Test is satisfied for such Quarterly Payment Date, the Issuer may, solely at its election upon written notice to each of the Trustee and the Servicer on or prior to the third Business Day prior to such Quarterly Payment Date, prior to the Series  2021-1 Anticipated Repayment Date, make a Series  2021-1 Class  A-2 Optional Scheduled Principal Payment with respect to such Tranche of Series  2021-1 Class  A-2 Notes without requiring a Series  2021-1 Class  A-2 Optional Scheduled Principal Payment with respect to each Tranche of the Series  2021-1 Class  A-2 Notes on a pro rata basis.

(d)           Certain Series  2021-1 Notes Mandatory Payments of Principal.

(i)           During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes or Tranches of Series  2021-1 Notes as and when amounts are made available for payment thereof (i)  on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii)  on such Quarterly Payment Date in accordance with Section  5.12 of the Base Indenture, in the amount so available, together with any Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section  3.6(e); provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(e)           Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration Payments. In connection with any Asset Disposition Proceeds pursuant to Section  3.6(j)  or in connection with any optional prepayment of any Series  2021-1 Class  A-2 Notes made pursuant to Section  3.6(g)  (each, a “Series  2021-1 Class  A-2 Prepayment”), the Issuer shall pay, in the manner described herein, the Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration to the Series  2021-1 Class  A-2 Noteholders with respect to the principal portion of the applicable Series  2021-1 Prepayment Amount; provided that no such Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration shall be payable in connection with:

(i)           any prepayment made in respect of a Tranche of Series  2021-1 Class  A-2 Notes on or after the Quarterly Payment Date that is in the Target Month prior to the related Series  2021-1 Anticipated Repayment Date for such Tranche of Notes (the “Prepayment Consideration End Date”);

(ii)           any mandatory prepayment of any Series  2021-1 Class  A-2 Notes made during a Rapid Amortization Period pursuant to Section  3.6(d)(i);

(iii)           any prepayment that is not a Series  2021-1 Class  A-2 Prepayment, including (x)  prepayments arising from funds in the Indemnification Amounts or the Cash Trap Reserve Account and (y)  the payments of Series  2021-1 Class  A-2 Notes Scheduled Principal Payments, Series  2021-1 Class  A-2 Optional Scheduled Principal Payments and Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Deficiency Amounts; or

(iv)          the cancellations of repurchased Series  2021-1 Class  A-2 Notes.

(f)            [Reserved].

(g)           Optional Prepayment of Series  2021-1 Class  A-2 Notes. Subject to Sections 3.6(e), 3.6(f)  and 3.6(h), the Issuer shall have the option to prepay the Outstanding Principal Amount of any Tranche of the Series  2021-1 Class  A-2 Notes without prepayment in whole or in part of any other Class, Subclass  or Tranche of the Series  2021-1 Class  A-2 Notes in full on any Business Day or in part on any Quarterly Payment Date (each, an “Optional Prepayment Date”) and that is specified as the Series  2021-1 Prepayment Date in the applicable Prepayment Notice; provided, that no such optional prepayment may be made unless:

(i)            the amount on deposit in the Series  2021-1 Class  A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of any Tranche of the Series  2021-1 Class  A-2 Notes to be prepaid and any Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration required pursuant to Section  3.6(e), in each case, payable on the relevant Series  2021-1 Prepayment Date;

(ii)           in the case of a prepayment of any Tranche of the Series  2021-1 Class  A-2 Notes in part, the amounts on deposit in, or allocable to, the Series  2021-1 Class  A-2 Distribution Account to be distributed on the Quarterly Payment Date which coincides with such Series  2021-1 Prepayment Date are sufficient to pay the Prepayment Condition Amounts on such Quarterly Payment Date;

(iii)           in the case of an optional prepayment of any Tranche of the Series  2021-1 Class  A-2 Notes in whole:

(A)          the amounts on deposit in the Indenture Trust Accounts or other available amounts, in each case allocable to such Tranche of the Series  2021-1 Class  A-2 Notes, are sufficient to pay all monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of such Tranche of the Series  2021-1 Class  A-2 Notes set forth in Section  5.11 of the Base Indenture after giving effect to the allocations set forth therein on such Series  2021-1 Prepayment Date pursuant to Section  3.6(k), and

(B)           the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to such Tranche of the Series  2021-1 Class  A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Series  2021-1 Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.

The Issuer, solely in connection with an optional prepayment in whole or in part of one or more Tranches of the Series  2021-1 Class  A-2 Notes, may prepay one or more Tranches of the Series  2021-1 Class  A-2 Notes in whole or in part without prepayment in whole or in part of the remaining Tranches of the Series  2021-1 Class  A-2 Notes. The Issuer may prepay any Tranche of the Series  2021-1 Class  A-2 Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(h)           Notices of Prepayments. The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series  2021-1 Prepayment with respect to the Series  2021-1 Class  A-2 Notes pursuant to Section  3.6(g)  to each Series  2021-1 Noteholder affected by such Series  2021-1 Prepayment, the Rating Agency, the Servicer, the Control Party and the Trustee; provided that at the request of the Issuer, such notice to the affected Series  2021-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer. In connection with any such Prepayment Notice, the Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section  3.6(k). With respect to each such Series  2021-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A)  the Series  2021-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B)  the Series  2021-1 Prepayment Amount and Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration, if applicable, and (C)  the Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration Calculation Date on which the applicable Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration, if any, to be paid in connection therewith will be calculated. The Issuer shall have the option, by written notice to the Trustee, the Control Party, the Rating Agency and the affected Noteholders, to withdraw, or amend the Series  2021-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series  2021-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section  3.6(g)  and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i)  transmitted through the Applicable Procedures of the Clearing Agency to each affected Series  2021-1 Noteholder and (ii)  in accordance with Section  14.1 of the Base Indenture, to the Rating Agency, the Servicer and the Trustee. A Prepayment Notice may be revoked by the Issuer if the Trustee receives written notice of such revocation no later than 12:00 p.m.  (New York City time) two (2)  Business Days prior to such Series  2021-1 Prepayment Date. The Issuer shall give written notice of such revocation to the Servicer, and at the request of the Issuer, the Trustee shall forward the notice of revocation to the Series  2021-1 Noteholders.

(i)            Prepayment Consideration Not Payable. For the avoidance of doubt, there is no Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration payable as a result of (i)  the application of Indemnification Amounts allocated to the Series  2021-1 Class  A-2 Notes pursuant to clause (i)  of the Priority of Payments, (ii)  the payment of any Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts, Series  2021-1 Class  A-2 Optional Scheduled Principal Payments or Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Deficiency Amounts and (iii)  any prepayment on or after the applicable Prepayment Consideration End Date.

(j)            Indemnification Amounts; Asset Disposition Proceeds. Any Indemnification Amounts or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section  5.11(i)  of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section  5.12(h)  of the Base Indenture and deposited in the Series  2021-1 Class  A-2 Distribution Account and used to prepay the Series  2021-1 Class  A-2 Notes (based on their respective portion of the Series  2021-1 Class  A-2 Outstanding Principal Amount), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts pursuant to this Section  3.6(j), the Issuer shall not be obligated to pay any Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration. The Issuer shall, however, be obligated to pay any applicable Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section  3.6(e)  in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section  3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such amounts, in accordance with the Priority of Payments.

(k)           Distributions of Optional Prepayments of Series  2021-1 Class  A-2 Notes. On the Series  2021-1 Prepayment Date for each Series  2021-1 Prepayment to be made pursuant to Section  3.6(g)  in respect of any Tranche of the Series  2021-1 Class  A-2 Notes, the Trustee shall, in accordance with Section  6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series  2021-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section  3.6(h), distribute to the Series  2021-1 Class  A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series  2021-1 Class  A-2 Outstanding Principal Amount, the amount deposited in the Series  2021-1 Class  A-2 Distribution Account pursuant to Section  3.6(g)  in order to repay the applicable portion of the Series  2021-1 Class  A-2 Outstanding Principal Amount and any Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration due to Series  2021-1 Class  A-2 Noteholders payable on such date.

If the Series  2021-1 Class  A-2 Notes are paid in whole on a Series  2021-1 Prepayment Date that is not a Quarterly Payment Date, the applicable written report provided to the Trustee pursuant to Section  3.6(h)  shall instruct the Trustee to (A)  first, withdraw the amount on deposit in the Collection Account on such Series  2021-1 Prepayment Date for allocation or payment in accordance with Section  5.11 of the Base Indenture (other than with respect to any Senior Notes Interest Reserve Account Deficit Amount pursuant to priority (ix)  of the Priority of Payments); provided that notwithstanding anything to the contrary therein, for the purpose of such allocation or payment (i)  only the Series  2021-1 Class  A-2 Notes shall be deemed to be Outstanding, (ii)  any unpaid Series  2021-1 Class  A-2 Quarterly Interest Amount shall be due and payable only with respect to the period beginning on the first day of the most recent Interest Accrual Period and ending on such Series  2021-1 Prepayment Date, (iii)  references to “Weekly Allocation Date” shall be deemed to refer to such Series  2021-1 Prepayment Date and (iv)  any Obligations not allocable to a particular Series  or Class  of Notes shall only be due and payable in the amount allocated ratably to the Series  2021-1 Class  A-2 Notes by the Manager based on the Outstanding Principal Amount of the Series  2021-1 Class  A-2 Notes relative to the Outstanding Principal Amount on such Series  2021-1 Prepayment Date; provided that any unreimbursed Advances (and interest thereon at the Advance Interest Rate) shall be due and payable in full, and (B)  second, distribute to the Series  2021-1 Class  A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series  2021-1 Class  A-2 Outstanding Principal Amount, the amounts on deposit in the Indenture Trust Accounts or other available amounts, in each case allocable to the Series  2021-1 Class  A-2 Notes.

(l)            Series  2021-1 Notices of Final Payment. The Issuer shall notify the Trustee, the Servicer and each of the Rating Agency on or before the Prepayment Record Date preceding the Series  2021-1 Prepayment Date that will be the Series  2021-1 Final Payment Date; provided, however, that with respect to any Series  2021-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agency of such Series  2021-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section  3.6(h). The Trustee shall provide any written notice required under this Section  3.6(l)  to each Person in whose name a Series  2021-1 Note is registered at the close of business on such Prepayment Record Date of the Series  2021-1 Prepayment Date that will be the Series  2021-1 Final Payment Date. Such written notice to be sent to the Series  2021-1 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5)  Business Days of receipt of notice from the Issuer indicating that the Series  2021-1 Final Payment will be made and shall specify that such Series  2021-1 Final Payment will be payable only upon presentation and surrender of the Series  2021-1 Notes and shall specify the place where the Series  2021-1 Notes may be presented and surrendered for such Series  2021-1 Final Payment.

Section  3.7            [RESERVED].

Section  3.8            Series  2021-1 Class  A-2 Distribution Account.

(a)           Establishment of Series  2021-1 Class  A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series  2021-1 Class  A-2 Noteholders an account bearing account number 12933900 (the “Series  2021-1 Class  A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series  2021-1 Class  A-2 Noteholders. The Series  2021-1 Class  A-2 Distribution Account shall be an Eligible Account. Initially, the Series  2021-1 Class  A-2 Distribution Account will be established with the Trustee.

(b)           Series  2021-1 Class  A-2 Distribution Account Constitutes Additional Collateral for Series  2021-1 Class  A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series  2021-1 Class  A-2 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series  2021-1 Class  A-2 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i)  the Series  2021-1 Class  A-2 Distribution Account, including any security entitlement with respect thereto; (ii)  all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii)  all certificates and instruments, if any, representing or evidencing any or all of the Series  2021-1 Class  A-2 Distribution Account or the funds on deposit therein from time to time; (iv)  all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series  2021-1 Class  A-2 Distribution Account or the funds on deposit therein from time to time; and (v)  all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i)  through (v)  are referred to, collectively, as the “Series  2021-1 Class  A-2 Distribution Account Collateral”).

(c)           Termination of Series  2021-1 Class  A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series  2021-1 Class  A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on its behalf), shall withdraw from the Series  2021-1 Class  A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series  2021-1 Class  A-2 Noteholders under this Series  Supplement with respect to Series  2021-1 Class  A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series  2021-1 Class  A-2 Noteholders’ security interest in the Series  2021-1 Class  A-2 Distribution Account Collateral.

Section  3.9            Trustee as Securities Intermediary.

(a)           The Trustee or other Person holding the Series  2021-1 Class  A-2 Distribution Account shall be the “Series  2021-1 Securities Intermediary”. If the Series  2021-1 Securities Intermediary in respect of the Series  2021-1 Class  A-2 Distribution Account is not the Trustee, the Issuer shall obtain the express agreement of such other Person to the obligations of the Series  2021-1 Securities Intermediary set forth in this Section  3.9.

(b)           The Series  2021-1 Securities Intermediary agrees that:

(i)            The Series  2021-1 Class  A-2 Distribution Account is an account to which Financial Assets will or may be credited;

(ii)           The Series  2021-1 Class  A-2 Distribution Account is a “securities account” within the meaning of Section  8-501 of the New York UCC and the Series  2021-1 Securities Intermediary qualifies as a “securities intermediary” under Section  8-102(a)  of the New York UCC;

(iii)          All securities or other property (other than cash) underlying any Financial Assets credited to the Series  2021-1 Class  A-2 Distribution Account shall be registered in the name of the Series  2021-1 Securities Intermediary, indorsed to the Series  2021-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series  2021-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series  2021-1 Class  A-2 Distribution Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer;

(iv)          All property delivered to the Series  2021-1 Securities Intermediary pursuant to this Series  Supplement will be promptly credited to the Series  2021-1 Class  A-2 Distribution Account;

(v)           Each item of property (whether investment property, security, instrument or cash) credited to the Series  2021-1 Class  A-2 Distribution Account shall be treated as a Financial Asset;

(vi)          If at any time the Series  2021-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series  2021-1 Class  A-2 Distribution Account, the Series  2021-1 Securities Intermediary shall comply with such entitlement order without further consent by the Issuer, any other Securitization Entity or any other Person;

(vii)         The Series  2021-1 Class  A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series  2021-1 Securities Intermediary’s jurisdiction and the Series  2021-1 Class  A-2 Distribution Account (as well as the “security entitlements” (as defined in Section  8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)        The Series  2021-1 Securities Intermediary has not entered into, and until termination of this Series  Supplement will not enter into, any agreement with any other Person relating to the Series  2021-1 Class  A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section  8-102(a)(8)  of the New York UCC) of such other Person, and the Series  2021-1 Securities Intermediary has not entered into, and until the termination of this Series  Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Series  2021-1 Securities Intermediary to comply with entitlement orders as set forth in Section  3.9(b)(vi); and

(ix)           Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series  2021-1 Class  A-2 Distribution Account, neither the Series  2021-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series  2021-1 Class  A-2 Distribution Account or any Financial Asset credited thereto. If the Series  2021-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer, has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series  2021-1 Class  A-2 Distribution Account or any Financial Asset carried therein, the Series  2021-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Issuer thereof.

(c)           At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series  2021-1 Class  A-2 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class  Representative)) be the only Person authorized to originate entitlement orders in respect of the Series  2021-1 Class  A-2 Distribution Account; provided, however, that at all other times the Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series  2021-1 Class  A-2 Distribution Account.

Section  3.10           Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series  2021-1 Noteholders by their acceptance of the Series  2021-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer. Any such reports and notices that are required to be delivered to the Series  2021-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section  4.4 of the Base Indenture.

Section  3.11           Replacement of Ineligible Accounts. If, at any time, the Series  2021-1 Class  A-2 Distribution Account shall cease to be an Eligible Account (a “Series  2021-1 Ineligible Account”), the Issuer shall (i)  within five (5)  Business Days of obtaining actual knowledge thereof, notify the Control Party thereof and (ii)  within sixty (60) days of obtaining actual knowledge thereof, (A)  establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series  2021-1 Ineligible Account, (B)  following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series  2021-1 Ineligible Account into such new Eligible Account and (C)  pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

Article  IV

FORM  OF SERIES 2021-1 NOTES

Section  4.1            [RESERVED].

Section  4.2            Issuance of Series  2021-1 Class  A-2 Notes.

(a)           The Series  2021-1 Class  A-2-I Notes, Series  2021-1 Class  A-2-II Notes and the Series  2021-1 Class  A-2-III Notes may be offered and sold in the Series  2021-1 Class  A-2 Initial Principal Amount on the Series  2021-1 Closing Date by the Issuer pursuant to the Series  2021-1 Class  A-2 Note Purchase Agreement. The Series  2021-1 Class  A-2 Notes will be resold initially only to the Issuer or its Affiliates or (A)  in each case, to Persons who are not Competitors, (B)  in the United States, to Persons who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule  144A and (C)  outside the United States, to Persons who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”), purchasing for their own account or the account of one or more other Persons, each of which is not a U.S. Person, in reliance on Regulation S. The Series  2021-1 Class  A-2 Notes may thereafter be transferred in reliance on Rule  144A and/or Regulation S and in accordance with the procedure described herein. The Series  2021-1 Class  A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series  2021-1 Class  A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series  2021-1 Class  A-2 Notes. The Series  2021-1 Class  A-2 Notes shall be issued in an authorized minimum denominations of $25,000 and in any whole number denomination in excess thereof.

(b)           Global Notes.

(i)            Rule  144A Global Notes. The Series  2021-1 Class  A-2 Notes offered and sold in their initial distribution in reliance upon Rule  144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit  A-1-1 hereto, registered in the name of Cede  & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section  4.2 and Section  4.4, the “Rule  144A Global Notes”). The aggregate initial principal amount of the Rule  144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii)           Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series  2021-1 Class  A-2 Notes offered and sold on the Series  2021-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit  A-1-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series  2021-1 Class  A-2 Note, such Series  2021-1 Class  A-2 Notes shall be referred to herein collectively, for purposes of this Section  4.2 and Section  4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit  A-1-3 hereto, as hereinafter provided (collectively, for purposes of this Section  4.2 and Section  4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule  144A Global Notes, as hereinafter provided.

(c)           Definitive Notes. The Series  2021-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section  4.2 and Section  4.4, the “Definitive Notes”) pursuant to Section  2.13 of the Base Indenture and this Section  4.2(c)  in accordance with their terms and, upon complete exchange thereof, such Series  2021-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section  4.3             [RESERVED].

Section  4.4            Transfer Restrictions of Series  2021-1 Class  A-2 Notes.

(a)           A Series  2021-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section  4.4(a)  shall not prohibit any transfer of a Series  2021-1 Class  A-2 Note that is issued in exchange for a Series  2021-1 Global Note in accordance with Section  2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series  2021-1 Global Note effected in accordance with the other provisions of this Section  4.4.

(b)           The transfer by a Series  2021-1 Note Owner holding a beneficial interest in a Class  A-2 Note in the form of a Rule  144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule  144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule  144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule  144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule  144A.

(c)           If a Series  2021-1 Note Owner holding a beneficial interest in a Class  A-2 Note in the form of a Rule  144A Global Note wishes at any time to exchange its interest in such Rule  144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section  4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i)  written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule  144A Global Note to be so exchanged or transferred, (ii)  a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii)  a certificate in substantially the form set forth in Exhibit  B-1 hereto given by the Series  2021-1 Note Owner holding such beneficial interest in such Rule  144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule  144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule  144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule  144A Global Note was reduced upon such exchange or transfer.

(d)           If a Series  2021-1 Note Owner holding a beneficial interest in a Rule  144A Global Note wishes at any time to exchange its interest in such Rule  144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section  4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i)  written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule  144A Global Note to be so exchanged or transferred, (ii)  a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii)  a certificate in substantially the form of Exhibit  B-2 hereto given by the Series  2021-1 Note Owner holding such beneficial interest in such Rule  144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule  144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule  144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule  144A Global Note was reduced upon such exchange or transfer.

(e)           If a Series  2021-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule  144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule  144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section  4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i)  written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule  144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii)  a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii)  with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit  B-3 hereto given by such Series  2021-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule  144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule  144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)            In the event that a Series  2021-1 Global Note or any portion thereof is exchanged for Series  2021-1 Class  A-2 Notes other than Series  2021-1 Global Notes, such other Series  2021-1 Class  A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series  2021-1 Class  A-2 Notes that are not Series  2021-1 Global Notes or for a beneficial interest in a Series  2021-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a)  through (e)  and Section  4.4(g)  (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series  2021-1 Global Note comply with Rule  144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)           Until the termination of the Restricted Period with respect to any Series  2021-1 Class  A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series  2021-1 Class  A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section  4.4(g)  shall not prohibit any transfer in accordance with Section  4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section  4.4.

(h)           The Series  2021-1 Class  A-2 Notes Rule  144A Global Notes, the Series  2021-1 Class  A-2 Notes Temporary Regulation S Global Notes and the Series  2021-1 Class  A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2021-1 CLASS  A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND TACO BELL FUNDING, LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY  BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)  TO THE ISSUER OR AN AFFILIATE THEREOF, (B)  IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS OF QUALIFIED INSTITUTIONAL BUYERS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C)  OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON,  IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND,  IN EACH CASE,  IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A)  IT IS NOT A COMPETITOR AND IS (X)  A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y)  NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B)  IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X)  A QUALIFIED INSTITUTIONAL BUYER OR (Y)  NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C)  IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D)  IT UNDERSTANDS THAT THE ISSUER MAY  RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E)  IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS, WARRANTIES AND COVENANTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM  OF AN INTEREST IN [A TEMPORARY REGULATION S GLOBAL NOTE] [A RULE 144A GLOBAL NOTE] OR [A PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM  REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS, WARRANTIES AND COVENANTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE OR AN INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE OR EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, OTHER THAN THE RIGHT TO TRANSFER TO AN ELIGIBLE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY, AND THE PERSON CAUSING SUCH VIOLATION SHALL HAVE NO RIGHTS AS A NOTEHOLDER OR NOTE OWNER IN ANY RESPECT; PROVIDED THAT, NOTWITHSTANDING THE FOREGOING, AN ELIGIBLE TRANSFEREE THAT ACQUIRES THIS NOTE OR AN INTEREST IN THIS NOTE DIRECTLY OR INDIRECTLY FROM A PERSON CAUSING SUCH A VIOLATION SHALL HAVE THE RIGHTS AS A NOTEHOLDER OR NOTE OWNER, AS APPLICABLE,  IN ALL RESPECTS.

[IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.]

[IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.]

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1)  YEAR AND ONE (1)  DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE,  INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT,  INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i)            The Series  2021-1 Class  A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL THE LATER TO OCCUR OF (I)  THE FORTIETH (40th) DAYS AFTER THE CLOSING OF THE OFFERING AND (II)  THE DATE ON WHICH THE REQUISITE CERTIFICATION OF NON-U.S. OWNERSHIP IS PROVIDED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY  BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I)  IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II)  PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j)            The Series  2021-1 Global Notes issued in connection with the Series  2021-1 Class  A-2 Notes shall also bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY  NOT BE EXCHANGED IN WHOLE OR IN PART  FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART  MAY  BE REGISTERED,  IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE  & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE  & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE  & CO., HAS AN INTEREST HEREIN.

(k)           The required legends set forth above shall not be removed from the applicable Series  2021-1 Class  A-2 Notes except as provided herein. The legend required for a Series  2021-1 Class  A-2 Notes Rule  144A Global Note may be removed from such Series  2021-1 Class  A-2 Notes Rule  144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series  2021-1 Class  A-2 Notes Rule  144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series  2021-1 Class  A-2 Notes Rule  144A Global Note a Series  2021-1 Class  A-2 Note or Series  2021-1 Class  A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series  2021-1 Class  A-2 Notes Rule  144A Global Note has been removed from a Series  2021-1 Class  A-2 Note as provided above, no other Series  2021-1 Class  A-2 Note issued in exchange for all or any part of such Series  2021-1 Class  A-2 Note shall bear such legend, unless the Issuer has reasonable cause to believe that such other Series  2021-1 Class  A-2 Note is a “restricted security” within the meaning of Rule  144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section  4.5           Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series  2021-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series  2021-1 Note as follows:

(a)           With respect to any sale of Series  2021-1 Notes pursuant to Rule  144A, it is a QIB pursuant to Rule  144A, and is aware that any sale of Series  2021-1 Notes to it will be made in reliance on Rule  144A. Its acquisition of Series  2021-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b)           With respect to any sale of Series  2021-1 Notes pursuant to Regulation S, at the time the buy order for such Series  2021-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a “U.S. person” (as defined in Regulation S), and was not purchasing for the account or benefit of a U.S. Person.

(c)           It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series  2021-1 Notes.

(d)           It understands that the Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series  2021-1 Notes from one or more book-entry depositories.

(e)           It understands that the Manager, the Issuer and the Servicer may receive (i)  a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii)  copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f)            It will provide to each person to whom it transfers Series  2021-1 Notes notices of any restrictions on transfer of such Series  2021-1 Notes.

(g)           It understands that (i)  the Series  2021-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii)  the Series  2021-1 Notes have not been registered under the Securities Act, (iii)  such Series  2021-1 Notes may be offered, resold, pledged or otherwise transferred only (A)  to the Issuer or an Affiliate of the Issuer, (B)  in the United States to a Person who the seller reasonably believes is a QIB, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in a transaction meeting the requirements of Rule  144A and who is not a Competitor, (C)  outside the United States to a Person who is not a U.S. Person, purchasing for their own account or the account of one or more other Persons, each of which is not a U.S. Person, in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D)  to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv)  it will, and each subsequent holder of a Series  2021-1 Note is required to, notify any subsequent purchaser of a Series  2021-1 Note of the resale restrictions set forth in clause (iii)  above.

(h)           It understands that the certificates evidencing the Rule  144A Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h)  and (j).

(i)            It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h)  and (j), as applicable.

(j)            It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h)  and (j).

(k)           It understands that it (and if it is a Plan, its fiduciary) will be deemed to represent and warrant that either (i)  it is not acquiring or holding the Series  2021-1 Notes (or any interest therein) with the assets of a Plan or (ii)  (A)  if it is a Plan that is subject to Title I of ERISA or Section  4975 of the Code, its acquisition and holding of such Series  2021-1 Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section  406 of ERISA or Section  4975 of the Code or (B)  if it is a Plan that is subject to Similar Law, its acquisition and holding of the Series  2021-1 Note (or interest therein) will not result in a violation of Similar Law.

(l)            It understands that any subsequent transfer of the Series  2021-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series  2021-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.

(m)          It is not a Competitor.

Section  4.6            Limitation on Liability. None of the Issuer, TBC, the Trustee, the Servicer, any Initial Purchaser, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule  l44A Global Note or a Regulation S Global Note. None of the Issuer, TBC, the Trustee, the Servicer, any Initial Purchaser, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

Article  V

GENERAL

Section  5.1             Information. On or before each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series  2021-1 Notes to the Trustee, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i)            the total amount available to be distributed to Series  2021-1 Noteholders on such Quarterly Payment Date;

(ii)           the amount of such distribution allocable to the payment of interest on each Class  and Tranche of the Series  2021-1 Class  A-2 Notes;

(iii)          the amount of such distribution allocable to the payment of principal of each Class  and Tranche of the Series  2021-1 Class  A-2 Notes;

(iv)          the amount of such distribution allocable to the payment of any Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration and corresponding amounts with respect to each Class  and Tranche of the remaining Senior Notes;

(v)           the amount of such distribution allocable to the payment of any fees or other amounts due to holders of Class  A-1 Notes, if any;

(vi)          whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

(vii)         the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii)        a calculation of the Holdco Leverage Ratio and the Senior Leverage Ratio as of the last day of the preceding YBI Quarterly Fiscal Period or Quarterly Fiscal Period, as applicable;

(ix)           the number of Franchised Restaurants and Company-Owned Restaurants that are open for business as of the last day of the preceding Quarterly Fiscal Period;

(x)            the amount of Taco Bell U.S. System-Wide Sales during the preceding Quarterly Fiscal Period;

(xi)           (a)  the amount on deposit in the Senior Notes Interest Reserve Accounts (and the availability under any Interest Reserve Letter of Credit relating to the Series  2021-1 Notes) and (b)  the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period;

(xii)          the occurrence of any amendment to the definition of “Quarterly Fiscal Period” or “YBI Quarterly Fiscal Period” during the preceding Quarterly Fiscal Period, together with, so long as such information has been disclosed in any applicable public filing of YBI, a reconciliation statement showing the Holdco Leverage Ratio for the prior four YBI Quarterly Fiscal Periods or the Senior Leverage Ratio for the prior four Quarterly Fiscal Periods, in each case prepared on a pro forma basis as if such change to the Quarterly Fiscal Period or YBI Quarterly Fiscal Period definition had been in effect during such each such period;

(xiii)         Taco Bell Division Operating Profit (as defined and to the extent such segment is then being reported in the most recently delivered Annual Report on Form  10-K or Quarterly Report on Form  10-Q of YBI, as applicable); and

(xiv)        solely with respect to the first Quarterly Noteholders’ Report delivered after YBI has filed an Annual Report on Form  10-K, Taco Bell Division Adjusted EBITDA (to the extent such segment is then being reported) for the most recently completed fiscal year of the Taco Bell Division.

Any Series  2021-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section  4.4 of the Base Indenture.

Section  5.2            Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section  5.3            Ratification of Base Indenture. As supplemented by this Series  Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series  Supplement shall be read, taken and construed as one and the same instrument.

Section  5.4            Notices to Rating Agency. The address for any notice or communication by any party to any Rating Agency shall be as set forth in Section  14.1 of the Base Indenture.

Section  5.5            Counterparts. This Series  Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section  5.6            Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section  5.7            Amendments. This Series  Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section  5.8            Termination of Series  Supplement. This Series  Supplement shall cease to be of further effect when (i)  all Outstanding Series  2021-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series  2021-1 Notes that have been replaced or paid) to the Trustee for cancellation and (ii)  the Issuer has paid all sums payable hereunder; provided that any provisions of this Series  Supplement required for the Series  2021-1 Final Payment to be made shall survive until the Series  2021-1 Final Payment is paid to the Series  2021-1 Noteholders.

Section  5.9            Entire Agreement. This Series  Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section  5.10           Electronic Signatures and Transmission. For purposes of this Series  Supplement, any reference to "written" or "in writing" means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. "Electronic Transmission" means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases (including, without limitation, Orbit, DocuSign and AdobeSign)), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Series  Supplement that is to be signed or authenticated by "manual signature" or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series  Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

[Signature Pages  Follow]

IN WITNESS WHEREOF, the Issuer, the Trustee and the Series  2021-1 Securities Intermediary have caused this Series  Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

TACO BELL FUNDING, LLC,
as the Issuer

By:	/s/ Scott Mezvinsky
Name: Scott Mezvinsky
Title: Authorized Signatory

Taco Bell Supplement to Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2021-1 Securities Intermediary

By:	/s/ Anthony Bauza
Name: Anthony Bauza
Title: Senior Trust Officer

Taco Bell Supplement to Base Indenture

ANNEX A

SERIES 2021-1 SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Agent Members” means members of, or participants in, DTC.

“Cede” has the meaning set forth in Section  4.2(b)(i)  of the Series  2021-1 Supplement.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Change in Law” means (a)  any law, rule  or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series  2021-1 Closing Date or (b)  any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series  2021-1 Closing Date.

“Definitive Notes” has the meaning set forth in Section  4.2(c)  of the Series  2021-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Initial Purchasers” means Barclays Capital Inc., Goldman Sachs  & Co. LLC, Citigroup Global Markets Inc., BofA Securities,  Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Capital One Securities,  Inc., Guggenheim Securities, LLC, HSBC Securities (USA) Inc., MUFG Securities Americas Inc., PNC Capital Markets LLC, Rabo Securities USA,  Inc. and Scotia Capital (USA) Inc.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series  2021-1 Class  A-2 Notes, dated as of August  11, 2021, prepared by the Issuer.

“Outstanding Series  2021-1 Class  A-2 Notes” means, with respect to the Series  2021-1 Class  A-2 Notes, as of any time, all Series  2021-1 Class  A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i)            Series  2021-1 Class  A-2 Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation, including any such Notes delivered to the Note Registrar by a Securitization Entity;

(ii)           Series  2021-1 Class  A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series  2021-1 Class  A-2 Distribution Account and are available for payment of such Series  2021-1 Class  A-2 Notes; provided that, if such Series  2021-1 Class  A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii)           Series  2021-1 Class  A-2 Notes that have been defeased in accordance with the Indenture;

(iv)          Series  2021-1 Class  A-2 Notes in exchange for, or in lieu of which other Series  2021-1 Class  A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series  2021-1 Class  A-2 Notes are held by a holder in due course or Protected Purchaser; and

(v)           Series  2021-1 Class  A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series  2021-1 Class  A-2 Notes have been issued as provided in the Indenture;

provided that, (A)  in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series  2021-1 Class  A-2 Notes shall be disregarded and deemed not to be Outstanding: (x)  Series  2021-1 Class  A-2 Notes owned by the Securitization Entities or any other obligor upon the Series  2021-1 Class  A-2 Notes or any Affiliate of any of them and (y)  Series  2021-1 Class  A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series  2021-1 Class  A-2 Notes as described under clause (x)  or (y)  above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B)  Series  2021-1 Class  A-2 Notes owned in the manner indicated in clause (x)  or (y)  above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series  2021-1 Class  A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.

“Outstanding Series  2021-1 Notes” means, collectively, all Outstanding Series  2021-1 Class  A-2 Notes.

“Permanent Regulation S Global Notes” has the meaning set forth in Section  4.2(b)(ii)  of the Series  2021-1 Supplement.

“Prepayment Condition Amounts” means, with respect to any Quarterly Payment Date, the following amounts with respect to such Quarterly Payment Date: the Senior Notes Quarterly Interest Amount, the Class  A-1 Note Quarterly Commitment Fees Amount, the Senior Subordinated Notes Quarterly Interest Amount, the Senior Notes Aggregate Scheduled Principal Payments, the aggregate amount of Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for the corresponding Quarterly Fiscal Period, the Subordinated Notes Quarterly Interest Amount, and the aggregate amount of Subordinated Notes Accrued Scheduled Principal Payments Amounts for the corresponding Quarterly Fiscal Period.

“Prepayment Consideration End Date” has the meaning set forth in Section  3.6(e)  of the Series  2021-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section  3.6(h)  of the Series  2021-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series  2021-1 Prepayment, the Business Day immediately preceding the date of such Series  2021-1 Prepayment.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule  144A.

“Rating Agency” means S&P and any successor or successors thereto.   In the event that at any time the rating agency rating the Series  2021-1 Notes does not include S&P, references to rating categories of such former Rating Agency in the Series  2021-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Series  2021-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Reference Payment Date” has the meaning set forth in the definition of “Series  2021-1 Class  A-2 Non-Amortization Test”.

“Refinancing Prepayment” means any prepayment of principal of the Series  2021-1 Class  A-2 Notes made with funds obtained from any additional Indebtedness incurred by Taco Bell or any of its Affiliates (including the Securitization Entities).

“Regulation S” means Regulation S promulgated under the Securities Act, as such regulation may be amended, supplemented, replaced or otherwise modified from time to time.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Rule  144A” means Rule  144A promulgated under the Securities Act.

“Rule  144A Global Notes” has the meaning set forth in Section  4.2(b)(i)  of the Series  2021-1 Supplement.

“Restricted Period” means, with respect to any Series  2021-1 Class  A-2 Notes sold pursuant to Regulation S, the period commencing on such Series  2021-1 Closing Date and ending on the later to occur of (i)  the 40th day after the Series  2021-1 Closing Date and (ii)  the date on which the requisite certificate of non-U.S. ownership is provided.

“Series  2021-1 Anticipated Repayment Date” has the meaning set forth in Section  3.6(b)  of the Series  2021-1 Supplement. For purposes of the Base Indenture, the “Series  2021-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series  2021-1 Class  A-2 Distribution Account” has the meaning set forth in Section  3.8(a)  of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2 Initial Principal Amount” means, with respect to each Tranche of Series  2021-1 Class  A-2 Notes, the aggregate initial outstanding principal amount of such Tranche as of the Series  2021-1 Closing Date, which shall be (i)  $900,000,000 with respect to the Series  2021-1 Class  A-2-I Notes, (ii)  $600,000,000 with respect to the Series  2021-1 Class  A-2-II Notes and (ii)  $750,000,000 with respect to the Series  2021-1 Class  A-2-III Notes.

“Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration” means, with respect to each Tranche of Series  2021-1 Class  A-2 Notes, the amount (not less than zero) calculated by the Manager on behalf of the Issuer equal to (A)  if the prepayment of such Tranche occurs prior to the relevant Prepayment Consideration End Date with respect to the applicable Tranche, (i)  the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of such Tranche (each, a “Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of such Tranche that the Issuer would otherwise be required to pay on such Tranche (or such portion thereof to be prepaid) from the date of such prepayment to and including the Prepayment Consideration End Date assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series  2021-1 Class  A-2 Non-Amortization Test on each Quarterly Payment Date on and after the date of such prepayment will not be satisfied and giving effect to any ratable reductions in the Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of such Tranche or portion thereof is paid on the Prepayment Consideration End Date minus (ii)  the Outstanding Principal Amount of such Tranche (or portion thereof) being prepaid and (B)  if the prepayment of such Tranche occurs on or after the relevant Prepayment Consideration End Date with respect to the applicable Tranche, zero. For the purposes of the calculation of the discounted present value in clause (A)(i)  above, such present value will be determined by the Manager using a discount rate equal to the sum of (x)  the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the related Prepayment Consideration End Date plus (y)  0.50%. For purposes of the Base Indenture, “Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.

“Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series  2021-1 Class  A-2 Make-Whole Prepayment Consideration”.

“Series  2021-1 Class  A-2 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date only if (i)  the Senior Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (y)  no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series  2021-1 Class  A-2 Non-Amortization Test” shall be deemed to be a “Series  Non-Amortization Test”.

“Series  2021-1 Class  A-2 Noteholder” means the Person in whose name a Series  2021-1 Class  A-2 Note is registered in the Note Register.

“Series  2021-1 Class  A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of the Series  2021-1 Closing Date, by and among Barclays Capital Inc., in on behalf of itself and as representative of the Initial Purchasers, the Issuer, the Guarantors, and the Securitization Entities, as amended, restated, supplemented or otherwise modified from time to time.

“Series  2021-1 Class  A-2 Note Rate” means (a)  with respect to the Series  2021-1 Class  A-2-I Notes, 1.946% per annum, (b)  with respect to the Series  2021-1 Class  A-2-II Notes, 2.294% per annum and (c)  with respect to the Series  2021-1 Class  A-2-III Notes, 2.542% per annum.

“Series  2021-1 Class  A-2 Notes” has the meaning specified in the “Designation” of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2-I Notes” has the meaning specified in the “Designation” of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2-II Notes” has the meaning specified in the “Designation” of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2-III Notes” has the meaning specified in the “Designation” of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, the amount, if positive, equal to the difference between (i)  the Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii)  the amount of funds on deposit in the Series  2021-1 Class  A-2 Distribution Account with respect to such amounts set forth in clause (i).

“Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amount” means, with respect to any Quarterly Payment Date, based on 1.00% scheduled annual amortization, the amount equal to 0.25% of the Outstanding Principal Amount of each Tranche of the Series  2021-1 Class  A-2 Notes on the Series  2021-1 Closing Date and such Quarterly Payment Date is prior to the Series  2021-1 Anticipated Repayment Date with respect to such Tranche of the Series  2021-1 Class  A-2 Notes; provided that (i)  amounts paid to the Series  2021-1 Class  A-2 Noteholders in respect of the Series  2021-1 Class  A-2 Outstanding Principal Amount (x)  in respect of amounts constituting Indemnification Amounts and Asset Disposition Proceeds allocated pursuant to priority (i)(D)  of the Priority of Payments and (y)  as optional prepayments pursuant to Section  3.6(g)  and (ii)  Series  2021-1 Class  A-2 Notes that are repurchased or cancelled pursuant to Section  2.14 of the Base Indenture, shall in each case reduce all remaining Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts prior to the Series  2021-1 Anticipated Repayment Date ratably, based on the Outstanding Principal Amount of such payment or cancelled Series  2021-1 Class  A-2 Notes relative to the Outstanding Principal Amount of the applicable Tranche(s)  of Series  2021-1 Class  A-2 Notes immediately prior to such payment or cancellation. For purposes of the Base Indenture, the “Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series  2021-1 Class  A-2 Optional Scheduled Principal Payment” means, with respect to each Tranche of the Series  2021-1 Class  A-2 Notes, any payment of principal made on such Tranche, to the extent the Series  2021-1 Class  A-2 Non-Amortization Test is satisfied for any Quarterly Payment Date, solely at the election of the Issuer, in an amount not to exceed the Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amount that would otherwise be due with respect to such Tranche on such Quarterly Payment Date if the Series  2021-1 Class  A-2 Non-Amortization Test was not satisfied as of such Quarterly Payment Date without requiring an optional scheduled principal payment on each such Tranche on a pro rata basis.

“Series  2021-1 Class  A-2 Outstanding Principal Amount” means, with respect to each Tranche of Series  2021-1 Class  A-2 Notes on any date, an amount equal to (a)  the Series  2021-1 Class  A-2 Initial Principal Amount, minus (b)  the aggregate amount of principal payments (whether pursuant to the payment of Series  2021-1 Class  A-2 Notes Scheduled Principal Payment Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series  2021-1 Class  A-2 Noteholders with respect to such Tranche of Series  2021-1 Class  A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series  2021-1 Class  A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series  2021-1 Class  A-2 Prepayment” has the meaning set forth in Section  3.6(e)  of the Series  2021-1 Supplement.

“Series  2021-1 Class  A-2 Quarterly Interest Amount” means, with respect to each Tranche of Series  2021-1 Class  A-2 Notes for each Interest Accrual Period ended immediately following the related Quarterly Fiscal Period, an amount equal to the sum of (a)  the accrued interest at the Series  2021-1 Class  A-2 Note Rate on the Outstanding Principal Amount of such Tranche of the Series  2021-1 Class  A-2 Notes (as of the first day of the related Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series  2021-1 Class  A-2 Noteholders as of such day and also giving effect to repurchases and cancellations of Series  2021-1 Class  A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Day Basis, and (b)  the amount of any accrued and unpaid interest Series  2021-1 Class  A-2 Quarterly Interest Amount with respect to such Tranche from any preceding Interest Accrual Periods. For purposes of the Base Indenture, “Series  2021-1 Class  A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount” and a “Senior Notes Quarterly Interest Amount.”

“Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest” has the meaning set forth in Section  3.5(b)(i)  of the Series  2021-1 Supplement. For purposes of the Base Indenture, Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.

“Series  2021-1 Class  A-2 Quarterly Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section  3.5(b)(i)  of the Series  2021-1 Supplement.

“Series  2021-1 Closing Date” means August  19, 2021.

“Series  2021-1 Class  A-2 Distribution Account” has the meaning set forth in Section  3.8(a).

“Series  2021-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series  2021-1 Notes.

“Series  2021-1 Final Payment Date” means the date on which the Series  2021-1 Final Payment is made.

“Series  2021-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule  144A Global Notes.

“Series  2021-1 Ineligible Account” has the meaning set forth in Section  3.11 of the Series  2021-1 Supplement.

“Series  2021-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in August  2051. For purposes of the Base Indenture, the “Series  2021-1 Legal Final Maturity Date” shall be deemed to be a “Series  Legal Final Maturity Date”.

“Series  2021-1 Noteholders” means the Series  2021-1 Class  A-2 Noteholders.

“Series  2021-1 Note Owner” means, with respect to a Series  2021-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules  of such Clearing Agency).

“Series  2021-1 Notes” means the Series  2021-1 Class  A-2 Notes.

“Series  2021-1 Prepayment” means a Series  2021-1 Class  A-2 Prepayment.

“Series  2021-1 Prepayment Amount” means the aggregate principal amount of the applicable Class  or Tranche of Series  2021-1 Notes to be prepaid on any Series  2021-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series  2021-1 Prepayment Date” means the date on which any Series  2021-1 Class  A-2 Prepayment is made, which shall be, with respect to any Series  2021-1 Prepayment pursuant to Section  3.6(g), the date specified as such in the applicable Prepayment Notice and, with respect to any Series  2021-1 Prepayment made during a Rapid Amortization Period pursuant to Section  3.6(d)(i)  or pursuant to Section  3.6(k), the immediately succeeding Quarterly Payment Date.

“Series  2021-1 Securities Intermediary” has the meaning set forth in Section  3.9(a)  of the Series  2021-1 Supplement.

“Series  2021-1 Supplement” means the Series  2021-1 Supplement, dated as of the Series  2021-1 Closing Date, by and among the Issuer, the Trustee and the Series  2021-1 Securities Intermediary, as amended, restated, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section  406 of ERISA or Section  4975 of the Code.

“Specified Rating Agency” means S&P.

“Target Month” means (a)  in respect of the Series  2021-1 Class  A-2-I Notes, August  2024, (b)  in respect of the Series  2021-1 Class  A-2-II Notes, February  2026 and (c)  in respect of the Series  2021-1 Class  A-2-III Notes, August  2027.

“Temporary Regulation S Global Notes” has the meaning set forth in Section  4.2(b)(ii)  of the Series  2021-1 Supplement.

“U.S. Person” has the meaning set forth in Section  4.2(a)  of the Series  2021-1 Supplement.